UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34094	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 3, 2012, Offshore Group Investment Limited (“OGIL”), a wholly-owned subsidiary of Vantage Drilling Company (“Vantage”), entered into a Seventh Supplemental Indenture which added Vantage’s wholly-owned subsidiary, PT. Vantage Drilling Company Indonesia (“Vantage Indonesia”), as an additional guarantor to the existing indenture dated as of July 30, 2010 (the “2015 Notes Indenture”), as amended, and clarified certain timing requirements relating to required deliveries under the 2015 Notes Indenture. On the same date, OGIL entered into a First Supplemental Indenture which added Vantage Indonesia as an additional guarantor to the existing indenture dated as of October 25, 2012.

Further, on December 3, 2012, Vantage Indonesia also entered into a joinder agreement joining it to the Term Loan Agreement dated as of October 25, 2012 among OGIL and Vantage Delaware Holdings, LLC as Borrowers, the guarantors and lenders party thereto, Citibank, N.A. as Administrative Agent, and Wells Fargo Bank, National Association as Collateral Agent (the “Term Loan”), whereby Vantage Indonesia agreed to guarantee the obligations under the Term Loan. On the same date, Vantage Indonesia executed a joinder joining it to the Credit Agreement dated as of June 21, 2012 among OGIL, Vantage, the subsidiary guarantors party thereto, and Royal Bank of Canada, as Administrative Agent, as amended (the “Revolving Facility”), whereby Vantage Indonesia agreed to guarantee the obligations under the Revolving Facility.

The foregoing description of the agreements filed herewith does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 4.1, 4.2, 10.1 and 10.2, and the contents thereof are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Description

4.1	Seventh Supplemental Indenture dated as of December 3, 2012 among OGIL, Vantage, PT. Vantage Drilling Company Indonesia, the subsidiary guarantors party thereto, and Wells Fargo Bank, National Association, as trustee and collateral trustee.

4.2	First Supplemental Indenture dated as of December 3, 2012 among PT. Vantage Drilling Company Indonesia, OGIL, Vantage, the subsidiary guarantors party thereto, and Wells Fargo Bank, National Association, as trustee.

10.1	Joinder Agreement dated as of December 3, 2012 between PT. Vantage Drilling Company Indonesia and Citibank, N.A. as administrative agent under the Term Loan Agreement dated October 25, 2012.

10.2	Joinder Agreement dated December 3, 2012 executed by PT. Vantage Drilling Company Indonesia relating to the Revolving Facility dated as of June 21, 2012 as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTAGE DRILLING COMPANY

Date: December 6, 2012	By:	/s/ Douglas G. Smith
Douglas G. Smith Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

4.1	Seventh Supplemental Indenture dated as of December 3, 2012 among OGIL, Vantage, PT. Vantage Drilling Company Indonesia, the subsidiary guarantors party thereto, and Wells Fargo Bank, National Association, as trustee and collateral trustee.

4.2	First Supplemental Indenture dated as of December 3, 2012 among PT. Vantage Drilling Company Indonesia, OGIL, Vantage, the subsidiary guarantors party thereto, and Wells Fargo Bank, National Association, as trustee.

10.1	Joinder Agreement dated as of December 3, 2012 between PT. Vantage Drilling Company Indonesia and Citibank, N.A. as administrative agent under the Term Loan Agreement dated October 25, 2012.

10.2	Joinder Agreement dated December 3, 2012 executed by PT. Vantage Drilling Company Indonesia relating to the Revolving Facility dated as of June 21, 2012 as amended.